UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2026

National Healthcare Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

540 Madison Ave., 27th Floor
New York, NY 10022
__________________________________________________________________________________________________________________________________________________________________________
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (332) 258-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	NHP	The Nasdaq Global Market
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPAP	The Nasdaq Global Market
7.125% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 23, 2026, National Healthcare Properties, Inc. (the “Company”) closed its registered underwritten public offering (the “Offering”) of 38,500,000 shares of Class A common stock, $0.01 par value per share (the “Class A Common Stock”) pursuant to its registration statement on Form S-11 (File No. 333-294895) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Offering, the Company entered into an Underwriting Agreement, dated April 21, 2026, by and among the Company, National Healthcare Properties Operating Partnership, L.P. (the “Operating Partnership”), Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and BMO Capital Markets Corp., as representatives of the several underwriters named therein (the “Underwriting Agreement”).

On April 24, 2026, the underwriters exercised their option to purchase an additional 5,775,000 shares of Class A Common Stock (the “Option Shares”) to cover overallotments in connection with the Offering. The purchase and sale of the Option Shares are expected to close on April 28, 2026.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company and the Operating Partnership, customary conditions to closing, indemnification obligations of the Company, the Operating Partnership and the underwriters, including for liabilities under the Securities Act, certain other obligations of the parties and termination provisions.

The material terms of the Underwriting Agreement are qualified in their entirety by the agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated April 21, 2026, by and among National Healthcare Properties, Inc., National Healthcare Properties Operating Partnership, L.P., Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and BMO Capital Markets Corp., as representatives of the several underwriters named therein

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTHCARE PROPERTIES, INC.

Date: April 27, 2026	By:	/s/ Andrew T. Babin
Andrew T. Babin Chief Financial Officer and Treasurer